Income Taxes	3 Months Ended
Mar. 31, 2023
Income Taxes [Abstract]
Income Taxes

Note 8. Income Taxes

        The Company had tax expense of $3.8 million for the three-month period ended March 31, 2023 compared to tax benefit of $0.1 million for the three-month period ended March 31, 2022. The Company’s effective tax rate as of March 31, 2023 was primarily impacted by the geographic mix of its earnings and losses, movements in its valuation allowance and changes in its uncertain tax positions.